Exhibit 99.1

Sight Sciences Introduces the SION™ Surgical Instrument –

The First Bladeless Device Used in Goniotomy

Featuring bladeless technology, SION is designed to facilitate a smooth, gentle goniotomy procedure

MENLO PARK, Calif., August 23, 2022 (GLOBE NEWSWIRE) -- Sight Sciences, Inc. (Nasdaq: SGHT), an eyecare technology company focused on developing and commercializing innovative solutions intended to transform care and improve patients' lives, today announced the launch of SION, a surgical instrument representing a new chapter in goniotomy innovation and practice. Sight Sciences is a leader in minimally invasive approaches to prevalent eye diseases, and SION is an exciting new addition to the company's portfolio.

The SION Surgical Instrument is a manually operated device used in ophthalmic surgical procedures to excise trabecular meshwork. SION's bladeless design, micro-engineered and precision manufactured using specialized lasers, excises tissue without cutting. Instead, SION grasps and removes diseased tissue as the surgeon sweeps the instrument around Schlemm's canal with a single smooth motion.

"Goniotomy is an essential procedure in my glaucoma practice," said Amir Cohen, MD, MBA, Founder of The Glaucoma Care Center of New Jersey. "As one of the new SION users, I was able to excise and remove several clock hours of diseased trabecular meshwork tissue."

"I was surprised and impressed at how smooth SION made the goniotomy procedure," said Arkadiy Yadgarov, MD of Omni Eye Services of Atlanta. "The bladeless design helped the SION tip navigate along Schlemm's canal without getting stuck into the scleral back wall."

The bladeless technology of SION was developed with leading ophthalmic surgeons to improve safety and ease of use by eliminating the need to navigate sharp instrumentation within the eye's anterior chamber and iridocorneal angle anatomy. The design features are intended to drive up the efficiency and completion of the excisional tissue removal procedure.

"The SION Surgical Instrument is an exciting addition to our robust product portfolio and shows our continued dedication to successfully developing and commercializing minimally invasive, interventional approaches to prevalent eye diseases," said Paul Badawi, Co-Founder and CEO of Sight Sciences. "While our flagship OMNI Surgical System has the broadest and most potent MIGS mechanism of action (trabecular meshwork, Schlemm's canal, and collector channels) and therefore the largest addressable market, the SION Surgical Instrument enables us to serve the growing goniotomy market subsegment with our existing commercial infrastructure and another best-in-class solution."

About Sight Sciences

Sight Sciences is an eyecare technology company focused on developing and commercializing innovative solutions intended to transform care and improve patients' lives. Using minimally invasive or non-invasive approaches to target the underlying causes of the world's most prevalent eye diseases, Sight Sciences seeks to create more effective treatment paradigms that enhance patient care and supplant conventional outdated approaches. The Company's OMNI® Surgical System is a minimally invasive glaucoma surgery (MIGS) device indicated to reduce intraocular pressure in adult patients with primary open-angle glaucoma (POAG), the world's leading cause of irreversible blindness. The Company's TearCare® System is 510(k) cleared for the application of localized heat therapy in adult patients with evaporative dry eye disease due to meibomian gland dysfunction (MGD), enabling office-based clearance of gland obstructions by physicians to address the leading cause of dry eye disease.

For more information, visit SightSciences.com.

About the SION™ Surgical Instrument

The SION Surgical Instrument is a manually operated device used in ophthalmic surgical procedures to excise trabecular meshwork. SION's bladeless design, micro-engineered and precision manufactured using specialized lasers, excises tissue without cutting. Instead, SION grasps and removes diseased tissue as the surgeon sweeps the instrument around Schlemm's canal with a single smooth motion. The bladeless technology of SION was designed to improve safety and ease of use by eliminating the need to navigate sharp instrumentation within the eye's anterior chamber and iridocorneal angle anatomy. The design features are intended to drive up the efficiency and completion of the excisional tissue removal procedure.

The SION Surgical Instrument is a sterile, single use, manually operated device used in ophthalmic surgical procedures to excise trabecular meshwork. SION should not be used if there is inadequate corneal clarity, or poor visualization of angle structures or in any situations where the anterior chamber angle has been damaged (i.e., from trauma or surgery) or it may not be possible to pass the device through Schlemm's canal. SION is contraindicated in patients: with angle recession, neovascular glaucoma, chronic angle closure, narrow angle glaucoma, narrow inlets with plateau iris, peripheral anterior synechiae, traumatic, malignant, or uveitic glaucoma; it is also contraindicated in patients who have had previous argon laser trabeculoplasty, ab interno devices implanted in or through Schlemm's Canal, or prior incisional glaucoma surgery including trabeculotomy, goniotomy.

SION is classified as a Class I 510(k) exempt device, in accordance with FDA regulations and guidance.

SION is a trademark of Sight Sciences.

For more information, visit SIONsurgical.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release or during the earnings call that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as "anticipate," "expect," "suggests," "plan," "believe," "intend," "estimates," "targets," "projects," "should," "could," "would," "may," "will," "forecast" and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning the following: estimates of our total addressable market, future revenue, expenses, capital requirements, and our needs for additional financing; our ability to enter into and compete in new markets; execution of our market strategies; the impact of the COVID-19 pandemic on our business, our customers' and suppliers' businesses and the general economy; our ability to compete effectively with existing competitors and new market entrants; our ability to scale our infrastructure; our ability to manage and grow our business by expanding our sales to existing customers or introducing our products to new customers; our ability to establish and maintain intellectual property protection for our products or avoid claims of infringement;

potential effects of extensive government regulation; our abilities to obtain and maintain regulatory approvals and clearances for our products that support our revenue projections, business strategies and growth; our ability to successfully execute our clinical trial roadmap; our ability to obtain and maintain sufficient reimbursement for our products; our abilities to protect and scale our intellectual property portfolio; our ability to hire and retain key personnel; our ability to obtain financing in future offerings; the volatility of the trading price of our common stock; our expectation regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act (the "JOBS Act"); our ability to maintain proper and effective internal controls; and the other important factors discussed under the caption "Risk Factors" in our filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Media contact

Carmen Caricchio

C2M Group

pr@SightSciences.com

Investor contact
Philip Taylor
Gilmartin Group
415.937.5406
Investor.Relations@Sightsciences.com